Material Accounting Policy Information	12 Months Ended
Jun. 30, 2026
Material Accounting Policy Information [Abstract]
MATERIAL ACCOUNTING POLICY INFORMATION

2. MATERIAL ACCOUNTING POLICY INFORMATION

This summary provides a list of the material accounting policy information adopted in the preparation of these consolidated financial statements to the extent they have not been disclosed in the other notes below. The policies have been consistently applied to all the years presented, unless otherwise stated. The consolidated financial statements are for the Group consisting of ARB IOT Group Limited and its subsidiaries.

Basis for preparation

These consolidated financial statements have been prepared in accordance with the International Financial Reporting Standards (the “IFRS Accounting Standards”) as issued by the International Accounting Standards Board (the “IASB”). The Group complies with all applicable requirements of IFRS Accounting Standards. The material accounting policies applied in the preparation of these consolidated financial statements are set out below. These policies have been consistently applied.

For the years ended June 30, 2026 and 2025, the Group incurred a net loss of approximately RM83.8 million and RM71.4 million respectively. As of June 30, 2026, the Group had cash and bank balances amounted to approximately RM31.2 million, which exceeded its total current liabilities of RM9.2 million.

In assessing the Group’s ability to continue as a going concern, management considered the Group’s current liquidity position, historical operating cash flows, expected operating performance and cash flow projections for a period of at least twelve months from the date of issuance of these consolidated financial statements. Management also considered the Group’s available cash resources and ongoing initiatives to enhance operational efficiency and manage working capital.

Based on this assessment, management believes that the Group has adequate financial resources to continue its operations and meet its obligations as they become due for a period of at least twelve months from the date of issuance of these consolidated financial statements. Accordingly, management concluded that no material uncertainty exists that would cast significant doubt on the Group’s ability to continue as a going concern, and these consolidated financial statements have been prepared on a going concern basis.

Historical cost convention

The consolidated financial statements have been prepared under the historical cost convention, except for, where applicable, the revaluation of financial assets and liabilities at fair value through profit or loss and other comprehensive income.

Amendments to IFRS Accounting Standards that are mandatorily effective for the current year

The Group has adopted the following amendment to IFRS Accounting Standards for the first time for the current year’s consolidated financial statements.

Amendments to IAS 21	Lack of Exchangeability

Amendments to IAS 21 specify how to assess whether a currency is exchangeable, and how to determine the exchange rate when it is not.

The adoption of the above amendments to IFRS Accounting Standards has had no material financial impact on the consolidated financial statements. Other than above mentioned, the accounting policies adopted in the preparation of the consolidated financial information were consistent with those used in the consolidated financial statements for the year ended June 30, 2025.

New amendments to IFRS Accounting Standards issued but not yet effective

The following new standards, amendments to existing standards and annual improvements have been issued, but are not effective for the financial year beginning on July 1, 2025, and have not been early adopted:

IFRS 18	Presentation and Disclosure in Financial Statements[2]
IFRS 19	Subsidiaries without Public Accountability: Disclosures[2]
Amendments to IFRS 19	Amendments to Subsidiaries without Public Accountability: Disclosures[2]
Amendments to IFRS 9 and IFRS 7	Amendments to the Classification and Measurement of Financial Instruments[1]
Amendments to IFRS 9 and IFRS 7	Contracts Referencing Nature-dependent Electricity[1]
Amendments to IFRS 10 and IAS 28	Sale or Contribution of Assets between an Investor and its Associate or Joint Venture[4]
Amendments to IAS 21	Translation to a Hyperinflationary Presentation Currency[2]
Amendments to IAS 28	Amendments to the Fair Value Option for Investments in Associates and Joint Ventures[2]
Amendments to IFRS Accounting Standards – Volume 11	Amendments to IFRS 1, IFRS 7, IFRS 9, IFRS 10 and IAS 7[1]
IFRS 20	Regulatory Assets and Regulatory Liabilities[3]

[1]	Effective for annual periods beginning on or after 1 January 2026
[2]	Effective for annual periods beginning on or after 1 January 2027
[3]	Effective for annual periods beginning on or after 1 January 2029
[4]	Effective for annual periods beginning on or after a date to be determined.

Except for IFRS 18, which the Group is currently working to identify all impacts the new standard will have on the consolidated financial statements and notes to the consolidated financial statements, the directors of the Group anticipate that the application of the new and amendments to IFRS Accounting Standards will have no material impact on the Group’s financial positions and performance and/or on the disclosures to the Group in the foreseeable future.

Business combinations

Business combinations are accounted for using the acquisition method with assets and liabilities acquired recorded at the acquisition date fair value. The cost of an acquisition is measured as the aggregate of the consideration transferred, which is measured at acquisition date fair value and the amount of any non-controlling interest (“NCI”) share in the acquiree. For each business combination, the Group elects whether to measure NCI in the acquiree at fair value or at the proportionate share of the acquiree’s identifiable net assets. Acquisition related costs are expensed as incurred and included in administrative expenses.

Principles of consolidation

Subsidiaries are all entities over which the Group has control. The Group controls an entity when the Group is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power to direct the activities of the entity. Subsidiaries are fully consolidated from the date on which control is transferred to the Group. They are deconsolidated from the date that control ceases.

Upon loss of control of a subsidiary, the Group’s profit or loss is calculated as the difference between the fair value of the consideration received and of any investment retained in the former subsidiary and the previous carrying amount of the assets (including any goodwill) and liabilities of the subsidiary and any non-controlling interests.

The principal place of business of the subsidiaries is in Malaysia and/or incorporated in Malaysia unless indicated otherwise. The details of the subsidiaries are as follows:

	Ownership Interest in equity
Name of company	June 30, 2026%	June 30, 2025%	Principal activities

ARB IOT (M) Sdn. Bhd. (“AIMSB”)	100	100	Investment holding

Lumetrix Systems Sdn Bhd (formerly known as ARB IOT Group Sdn. Bhd.) (“Lumetrix”)^	100	100	Investment holding

Subsidiaries of Lumetrix
Averion Technologies Sdn Bhd (formerly known as ARB AI Agro Sdn. Bhd.) (“Averion”)^	100	100	Investment holding

Subsidiary of Averion
Zyphera Systems Sdn. Bhd. (formerly known as ARB Agro Technology Sdn. Bhd.) (“Zyphera Systems”)^	100	100	Business in digital agricultural technology

ARB Lab Sdn. Bhd. (“ARB Lab”)	100	100	Investment holding

Subsidiaries of ARB Lab
ARB R&D Sdn. Bhd. (“ARB R&D”)	100	100	Development of IT and IoT for software and hardware

Subsidiaries of ARB R&D
ARB Innovation Sdn. Bhd. (“ARB Innovation”)	100	100	Provision of IT software and hardware solution

	Ownership Interest in equity
Name of company	June 30, 2026%	June 30, 2025%	Principal activities
ARB R1 Technology Sdn. Bhd (“ARB R1”)	100	100	Dormant

Veltrion Systems Sdn Bhd (formerly known as ARB Robotic Sdn. Bhd.) (“Veltrion Systems”)^	100	100	Investment holding

Subsidiary of Veltrion Systems
Crestwave Digital Sdn. Bhd. (formerly known as ARB Intelligence Sdn Bhd.) (“Crestwave”)^	100	100	IoT cloud business platform

Velocentra Systems Sdn Bhd (“Velocentra”)	100	-	Investment holding

Subsidiaries of Velocentra
Orvion Technologies Sdn Bhd (“Orvion”)	100	-	Information technology services

ARB Synergy Sdn. Bhd. (“ARB Synergy”)*	-	100	Investment holding

ARB Databook Pte. Ltd. (“ARB Databook”)#	100	100	Software development and data analytic

^	During the financial year, certain subsidiaries changed their names. The names used below reflect the current legal names of the respective entities unless otherwise stated.

*	ARB Synergy ceased to be a subsidiary of the Group following the termination of a trust arrangement on April 22, 2026, and is deconsolidated from the Group from that date.

#	ARB Databook is incorporated in Singapore. The shares of ARB Databook are held by a trustee pursuant to a trust arrangement under which Lumetrix holds the beneficial interest in and control over ARB Databook. Accordingly, ARB Databook is consolidated by the Group.

During the financial year, the Group completed the following acquisitions, disposals and changes in ownership interests and control of companies:

(1)	On April 8, 2026, Lumetrix (formerly known as ARB IOT Group Sdn. Bhd.) transferred ten (10) ordinary shares of Zyphera Systems (formerly known as ARB AI Agro Tech Sdn. Bhd.) to Averion (formerly known as ARB AI Agro Sdn. Bhd.). Following the transfer, Averion became the direct holder of 100% of equity interest in Zyphera Systems. There was no change in the Company’s effective ownership interest in or control over Zyphera Systems as a result of the transfer.

(2)	On April 8, 2026, Lumetrix (formerly known as ARB IOT Group Sdn. Bhd.) transferred ten (10) ordinary shares of Crestwave (formerly known as ARB Intelligence Sdn Bhd.) to Veltrion Systems (formerly known as ARB Robotic Sdn. Bhd.). Following the transfer, Veltrion Systems became the direct holder of 100% of equity interest in Crestwave. There was no change in the Company’s effective ownership interest in or control over Crestwave as a result of the transfer.

(3)	On April 22, 2026, ARB Synergy transferred its 100 shares in ARB Databook with total consideration amount of $1.00 to Dr. Liew Kok Leong, who was the Chief Executive Officer and a director of the Company at the time of the transaction and resigned from such positions on October 23, 2026. On the same date, Lumetrix (formerly known as ARB IOT Group Sdn. Bhd.) entered into a trust deed with Dr. Liew Kok Leong (“Trustee”), pursuant to which the Trustee is the registered holder of 100 shares of ARB Databook, representing 100% of the issued and paid-up share capital of ARB Databook, which are held by the Trustee on trust for Lumetrix. Following the transaction, there was no change in the Company’s effective ownership interest in or control over ARB Databook.

(4)	On April 22, 2026, the trust deed dated July 15, 2024, entered into between Lumetrix (formerly known as ARB IOT Group Sdn. Bhd.) and Dr. Liew Kok Leong in respect of the one ordinary share, representing 100% of the issued and paid-up share capital of ARB Synergy, was terminated. Accordingly, the share ceased to be held on trust for Lumetrix and Lumetrix’s beneficial interest in ARB Synergy ceased. As a result, ARB Synergy ceased to be a subsidiary of the Company and was deconsolidated with effect from April 22, 2026.

In the previous financial year, the Group completed the following subscriptions, acquisitions and disposals/strike-off of companies:

(1)	On July 15, 2024, Lumetrix (formerly known as ARB IOT Group Sdn. Bhd.) executed a Trust Deed with Dr. Liew Kok Leong whereby the Trustee is a registered holder of one (1) share representing 100% of the issued and paid-up share capital of ARB Synergy. Consequently, ARB Synergy and its wholly-owned subsidiary, ARB Databook, became a wholly-owned subsidiary of the Company.

(2)	On December 10, 2024, Lumetrix (formerly known as ARB IOT Group Sdn. Bhd.) was allotted an additional one (1) ordinary share of Averion (formerly known as ARB AI Agro Sdn. Bhd.) for a total cash consideration of RM8,979,999. Following the allotment, there is no change in stake and the Company’s effective interest in Averion’s ordinary shares remained at 100%.

(3)	On December 10, 2024, Lumetrix (formerly known as ARB IOT Group Sdn. Bhd.) was allotted ten (10) ordinary shares representing 0.99% equity interest of Zyphera Systems (formerly known as ARB Agro Tech Sdn. Bhd.) for a total cash consideration of RM35,016,000. Following the allotment, the Company’s effective interest in Zyphera Systems’s ordinary shares remained at 100%.

(4)	On December 10, 2024, ARB R&D was allotted an additional eight (8) ordinary shares of ARB Innovation for a total cash consideration of RM570,000. Following the allotment, there is no change in stake and the Company’s effective interest in ARB Innovation’s ordinary shares remained at 100%.

(5)	On December 16, 2024, Lumetrix (formerly known as ARB IOT Group Sdn. Bhd.) was allotted one (1) ordinary share representing 10% equity interest of ARB Innovation for total cash consideration of RM 57,630,648. Following the allotment, the Company’s effective interest in ARB Innovation’s ordinary share remained at 100%.

(6)	On December 10, 2024, ARB Lab was allotted an additional eight (8) ordinary shares of ARB R&D for a total cash consideration of RM590,000. Following the allotment, there is no change in stake and the Company’s effective interest in ARB R&D’s ordinary shares remained at 100%.

(7)	On December 24, 2024, Lumetrix (formerly known as ARB IOT Group Sdn. Bhd.) was allotted one (1) ordinary share representing 10% equity interest of ARB R&D for a total cash consideration of RM8,000,000. Following the allotment, the Company’s effective interest in ARB R&D’s ordinary share remained at 100%.

(8)	On December 10, 2024, Lumetrix (formerly known as ARB IOT Group Sdn. Bhd.) was allotted an additional one (1) ordinary share of Veltrion Systems (formerly known as ARB Robotic Sdn. Bhd.) for a total cash consideration of RM9,379,900. Following the allotment, there was no change in stake and the Company’s effective interest in Veltrion Systems’s ordinary shares remained at 100%.

(9)	On December 10, 2024, Lumetrix (formerly known as ARB IOT Group Sdn. Bhd.) was allotted ten (10) ordinary shares representing 0.99% equity interest of Crestwave (formerly known as ARB Intelligence Sdn Bhd.) for a total cash consideration of RM53,045,000. Following the allotment, the Company’s effective interest in Crestwave’s ordinary shares remained at 100%.

During the financial year ended June 30, 2025, the subsidiaries of the Company: ARB AI, ARBIOT, ARB Techsymbol, ARB Logistic, ARB WMS, ARB Information, ARB AI Tech, ARB 5G, and ARB Big Data were subject to strike-off proceedings and were deemed written off from the Group. During the financial year ended June 30, 2026, the strike-off processes of these subsidiaries were completed. The strike-off exercise was undertaken to streamline the business process and improve the efficiency of the group corporate structure.

Inter-company transactions, balances and unrealized gains on transactions between Group companies are eliminated. Accounting policies of subsidiaries have been changed where necessary to ensure consistency with the policies adopted by the Group.

Segmental information

An operating segment is defined as a component of an entity for which discrete financial information is available and whose operating results are regularly reviewed by the Chief Operating Decision Maker (CODM). The CODM is comprised of the Management Board of the Group. The Group operates as two segments dedicated to the provision of hardware and software of Internet of Things solutions and investment holding and others. The CODM makes decisions about allocating resources and assessing performance based on reportable segments separately. Accordingly, the Group has determined it operates in two operating and reportable segments.

Foreign currency translation

The consolidated financial statements are presented in Ringgit Malaysia (“RM”). The functional currency of the Company and its subsidiaries is primarily the currency of their country of domicile, which the functional currency of the Company is United States Dollar (“USD”) and the subsidiaries is RM or Singapore Dollar (“SGD”).

Foreign currency transactions

Foreign currency transactions are translated into the functional currency of the relevant group entity using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at financial year end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in profit or loss. Non-monetary items are converted at the rate of exchange used to convert the related consolidated statements of financial position items, i.e., at the time of the transaction.

Revenue recognition

Revenues are generally recognized upon the transfer of control of promised products or services provided to our customers, reflecting the amount of consideration we expect to receive for those products or services. We enter into contracts that can include various combinations of products and services, which are generally capable of being distinct and accounted for as separate performance obligations. Revenue is recognized net of any taxes collected from customers, which are subsequently remitted to governmental authorities.

Revenues are recognized upon the application of the following steps:

1	Identification of the contract or contracts with a customer;

2	Identification of the performance obligations in the contract;

3	Determination of the transaction price;

4	Allocation of the transaction price to the performance obligations in the contract; and

5	Recognition of revenue when, or as, the performance obligation is satisfied.

The Group currently generates its revenue from following main sources:

Sale of goods

The Group is engaged in the supply of customized IoT hardware and software.

Revenue from sale of goods is recognized at a point in time when the Group satisfies a performance obligation by transferring a promised good (i.e. an asset) to a customer. An asset is transferred as and when a customer obtains control of that asset which coincides with the delivery of goods and acceptance by the customer.

There is no material right of return and warranty provided to the customers on the sale of goods and there is no significant financing component in the revenue arising from sale of goods as the sales are made on the normal credit terms not exceeding twelve months.

A contract liability is recognized if a payment is received from a customer before the Group transfers the related goods. Contract liabilities are recognized as revenue when the Group performs under the contract (i.e., transfers control of the related goods to the customer).

Project management and rendering of information technology system

Revenue from project management fees and rendering of information technology system are recognized at a point in time when control of the goods is passed to the customer, which is point in time when the significant risks and rewards are transferred to the customer and the transaction has met the probability of inflows and measurement reliability requirements of IFRS 15.

Employee benefits

Short-term employee benefits

Wages, salaries, bonuses and social security contributions are recognized as an expense in the year in which the associated services are rendered by employees of the Group and the Company. Short-term accumulating compensated absence such as paid annual leave is recognized when services are rendered by employees and short term non-accumulating compensated absences such as sick leave are recognized when the absences occur.

Defined contribution plan

As required by law, companies in Malaysia make contributions to the Employees’ Provident Fund (“EPF”). The contributions are recognized as a liability after deducting any contribution already paid and as an expense in profit or loss in the period in which the employee render their services. Once the contributions have been paid, the Group and the Company have no further payment obligations. No employees in Singapore subsidiary for the years ended June 30, 2026, 2025 and 2024.

Income tax

Income tax expense comprises current and deferred tax. Current tax and deferred tax are recognized in profit or loss except to the extent that it relates to a business combination or items recognized directly in equity or other comprehensive loss.

Current tax is the expected tax payable or receivable on the taxable income or loss for the period, using tax rates enacted or substantively enacted by the end of the reporting period, and any adjustment to tax payable in respect of previous financial year.

Deferred tax is recognized using the liability method, providing for temporary differences between the carrying amounts of assets and liabilities in the statement of financial position and their tax bases. Deferred tax is not recognized for the temporary differences arising from the initial recognition of assets or liabilities in a transaction that is not a business combination and at the time of the transaction, affects neither accounting profit nor taxable profit or loss and does not give rise to equal taxable and deductible temporary differences. Deferred tax is measured at the tax rates that are expected to be applied to the temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the end of the reporting period.

Deferred tax assets and liabilities are offset if there is a legally enforceable right to offset current tax liabilities and assets, and they relate to income taxes levied by the same tax authority on the same taxable entity, or on different tax entities, but they intend to settle current tax assets and liabilities on a net basis or their tax assets and liabilities will be realised simultaneously.

A deferred tax asset is recognized to the extent that it is probable that future taxable profits will be available against which the temporary difference can be utilised. Deferred tax assets are reviewed at the end of each reporting period and are reduced to the extent that it is no longer probable that the related tax benefit will be realised.

Impairment of assets

Goodwill is not subject to amortization and is tested annually for impairment or more frequently if events or changes in circumstances indicate it might be impaired. Other assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognized in profit or loss for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs of disposal and value in use and is calculated with reference to future discounted cash flows that the asset is expected to generate when considered as part of a cash-generating unit (“CGU”). Assets other than goodwill that suffered an impairment are reviewed for possible reversal of the impairment at the end of each reporting period. If an impairment subsequently reverses, the carrying amount of the asset is increased to the revised estimate of its recoverable amount, but so that the increased carrying amount does not exceed the carrying amount that would have been determined had no impairment charge been recognized for the asset in prior years.

Cash and bank balances

For the purposes of presentation in the consolidated statement of cash flows, cash and cash equivalents includes cash in hand, deposits held at call with financial institutions, and, if applicable, other short-term highly liquid investments with original maturities of three months or less.

Trade receivables

Trade receivables are amounts due from customers for goods sold or services performed in the ordinary course of business. Trade receivables are recognized initially at fair value. The Group holds trade receivables with the objective to collect the contractual cash flows and therefore measures them subsequently at amortized cost, less provision for impairment. If collection is expected in one year or less, they are classified as current assets. If not, they are presented as non-current assets.

Trade payables

Trade payables are liabilities for goods and services provided to the Group prior to the end of the financial year which are unpaid. They are recognized initially at their fair value and subsequently measured at amortized cost. They are classified as current liabilities if payment is due within one year or less. If not, they are presented as non-current liabilities. There were no trade payables for the year ended June 30, 2026. All trade payables were current for the year ended June 30, 2025.

Share capital and reserves

Ordinary shares are classified as equity. Incremental costs directly attributable to the issue of new shares are shown in equity as a deduction from the proceeds of the issue.

Property, plant and equipment

All items of property, plant and equipment are initially measured at cost. After initial recognition, property, plant and equipment are stated at cost less accumulated depreciation and any accumulated impairment losses.

Depreciation is calculated to write down the cost of the assets to their residual values on a straight-line basis over their estimated useful lives. The estimated useful lives represent common life expectancies applied in the various business segments of the Group. The principal annual rates used are as follows:

Rate
Computer system and equipment	10% - 20%

Expenditure for maintenance and repair, which do not materially extend the useful lives of the assets, are charged to expenses as incurred. Expenditures for major renewals and betterments which substantially extend the useful life of assets are capitalized. The cost and related accumulated depreciation of assets retired or sold are removed from the respective accounts, and any gain or loss is recognized in the other income/(expenses) of consolidated statements of operations and comprehensive loss.

Intangible assets

The Group’s intangible assets primarily consist of supply agreement, goodwill and computer system. Intangible assets are carried at cost less accumulated amortization and any recorded impairment (Note 6).

Except for goodwill, other intangible assets are amortized using straight-line method with annual rates.